EXHIBIT 99.2
                                                                    ------------

                        QUARTERLY REPORT TO STOCKHOLDERS

      To Our Shareholder and Friends:

      A 16% increase in net income and a 21% rise in earnings per share, diluted, in the three months ended September 30th marked the 32nd consecutive quarter of record earnings for Merchants New York Bancorp (NASDAQ: NMS: MBNY). This was the result of quality loan growth, greater investment income, a contribution of our asset-based lending subsidiary and cost controls.

      In the quarter ending September 30, 2000 net earnings rose to $6,384,583 or $0.34 per share, diluted, up from $5,500,571 or $0.28 per share, diluted, in the 1999 third quarter.

      In the nine month period of 2000 net earnings reached $17,391,784 or $0.93 per share, diluted, up from the then record same period last year of $14,673,689 or $0.76 per share, diluted, up 18.5%.

      On September 5, 2000 Merchants New York Bancorp announced it had entered into a definitive merger agreement with Valley National Bancorp (NYSE:
      VLY), Wayne, New Jersey. The merger is expected to close in the first quarter of 2001. If the merger is concluded there will be no changes at Merchants Bank. We will keep the name The Merchants Bank of New York and will operate as a Division of Valley National Bank. Our clients will receive the same attention from the same people they are accustomed to dealing with.

      The "Good Old Bank" continues and its motto remains: "The Safety of the Depositors comes first - earnings will inevitably follow."

                                                 Cordially yours,

                                                 /s/ Spencer B. Witty
                                                 --------------------
                                                 Chairman of the Board

                           MERCHANTS NEW YORK BANCORP

                      CONSOLIDATED STATEMENTS OF CONDITION

                For the Periods Ended September 30, 2000 and 1999

                                                                                          September 30,         September 30,
                                                                                              2000                  1999
                                                                                         ---------------       --------------
                                    ASSETS

Cash and Due from Banks                                                                  $   43,072,119        $   42,915,580
Federal Funds Sold                                                                            8,000,000             6,000,000
Investment Securities Available for Sale at Market Value                                    567,492,364           613,033,278
Investment Securities Held to Maturity (Market Value of $242,270,656
   in 2000 and $200,902,190 in 1999)                                                        242,287,366           200,481,279
Loans, Net of Discounts, Less Allowance for Loan Losses
   (Allowance is $10,300,353 in 2000 and $8,523,961 in 1999)                                537,218,438           453,802,805
Bank Premises and Equipment                                                                   6,015,397             6,189,944
Customers' Liability on Acceptances                                                          19,328,937            14,555,827
Other Assets                                                                                 16,434,520            12,913,425
                                                                                         --------------        --------------
                                                                    Total Assets         $1,439,849,141        $1,349,862,138
                                                                                         --------------        --------------
                                 LIABILITIES
Deposits                                                                                 $  956,355,350        $  898,028,229
Securities Sold Under Repurchase Agreements                                                 260,000,000           170,000,000
FHLB Term Advances                                                                           70,000,000           130,000,000
Other Short-term Borrowings                                                                  14,919,718            14,491,893
Acceptances Outstanding                                                                      19,328,937            14,555,827
Other Liabilities                                                                            14,949,427            13,699,266
                                                                                         --------------        --------------
                                                               Total Liabilities          1,335,553,432         1,240,775,215
                             STOCKHOLDERS' EQUITY
Capital Stock        $.001 Par Value;
                     40,000,000 Shares Authorized;
                     19,978,664 Shares issued in 2000 and 1999                                   19,978                19,978
Surplus                                                                                      23,879,440            23,879,363
Undivided Profits                                                                           104,512,761            93,090,902
Treasury Stock at Cost,
                     1,331,121 and 725,960 Shares in 2000 & 1999,
                     Respectively                                                           (20,480,089)          (10,296,603)
Accumulated Other Comprehensive Income, Net of Tax:
                     Unrealized (Depreciation) Appreciation on Securities
                     Available for Sale                                                      (3,636,381)            2,393,283
                                                                                         --------------        --------------
                                                      Total Stockholders' Equity            104,295,709           109,086,923

                                      Total Liabilities and Stockholders' Equity         $1,439,849,141        $1,349,862,138
                                                                                         ==============        ==============

THE STOCK OF MERCHANTS NEW YORK BANCORP IS TRADED ON THE NASDAQ NATIONAL MARKET. OUR SYMBOL IS "MBNY".

                           MERCHANTS NEW YORK BANCORP

                        CONSOLIDATED STATEMENTS OF INCOME

              For the Nine Months Ended September 30, 2000 and 1999

                                                                           September 30, 2000             September 30, 1999
                                                                           ------------------             ------------------
      INTEREST AND DIVIDEND INCOME

Loans                                                                          $33,779,905                    $24,399,759
Securities:
      Taxable                                                                   41,122,838                     37,563,150
      Non-Taxable                                                                3,407,850                      3,440,290
Other                                                                              778,066                        373,176
                                                                               -----------                    -----------
      Total Interest and Dividend Income                                        79,088,659                     65,776,375

      INTEREST EXPENSE
Deposits                                                                        21,679,934                     19,290,926
Securities Sold Under Repurchase Agreements                                     10,128,168                      6,481,630
FHLB Term Advances                                                               3,694,240                      2,120,287
Other Short-term Borrowings                                                        751,383                        502,268
                                                                               -----------                    -----------
      Total Interest Expense                                                    36,253,725                     28,395,111

      Net Interest Income                                                       42,834,934                     37,381,264
Provision for Loan Losses                                                        2,475,000                      1,215,000

      Net Interest Income After Provision for Loan Losses                       40,359,934                     36,166,264

Non Interest Income                                                              5,492,399                      4,767,932
Non Interest Expense                                                            19,641,677                     19,083,486
                                                                               -----------                    -----------
      Income Before Income Taxes                                                26,210,656                     21,850,710

Provision for Income Taxes                                                       8,818,872                      7,177,021
                                                                               -----------                    -----------
      NET INCOME                                                               $17,391,784                    $14,673,689
                                                                               -----------                    -----------

Earnings per share, basic                                                            $0.93                          $0.76

Earnings per share, diluted                                                          $0.93                          $0.76
                                                                               ===========                    ===========

THE STOCK OF MERCHANTS NEW YORK BANCORP IS TRADED ON THE NASDAQ NATIONAL MARKET. OUR SYMBOL IS "MBNY".

                           Merchants New York Bancorp

                                       AND

                         The Merchants Bank Of New York

                                Spencer B. Witty
                              Chairman of the Board

                                James G. Lawrence
                       President & Chief Executive Officer

                                William J. Cardew
                     Vice Chairman & Chief Operating Officer

                                Rudolf H. Hertz*
                           Vice Chairman of the Board

                              Charles I. Silberman*
                           Vice Chairman of the Board

                                  Eric W. Gould
                      Executive Vice President & Treasurer

                                M. Nasette Aranda
                          Vice President & Comptroller

                                 Karen L. Deitz
                               Corporate Secretary

                                    Directors
                                    ---------

                                 Charles J. Baum
                                William J. Cardew
                                  Eric W. Gould
                                 Rudolf H. Hertz
                                James G. Lawrence
                                 Robinson Markel
                                 Paul Meyrowitz
                                   Alan Mirken
                               Mitchell J. Nelson
                                Leonard Schlussel
                              Charles I. Silberman
                                 Marcia Toledano
                                Spencer B. Witty

*Officer of Bancorp

                         THE MERCHANTS BANK OF NEW YORK
                                 AND SUBSIDIARY

                 Executive Vice President & Chief Credit Officer
                                Stephen A. Barrow

                      Executive Vice President & Treasurer
                                  Eric W. Gould

                     Senior Vice Presidents & Division Heads
               Rosemarie A. Calabro                 Leonard S. Levine
                Joseph M. Cestone                    Janet L. Markel

                             Senior Vice Presidents
               Michael D. Altman                    Joseph R. Criscione
               Gerald H. Attanasio                   Lester Nadel

                   Vice Presidents & Department/Group Managers
Ruth T. Aimetti, Human Resources           Joseph J. Nicolosi, Corp. Lending I
 M. Nasette Aranda, Comptroller            T. John Santoro, R.E. & Admin Svcs.
Andrew S. Baron, Corp. Lending I          Kenneth J. Satchwill, Corp. Lending II
 Brian Cardew, Corp. Lending II                 Mary J. Scarpelli, Auditor
                         James K. Moore, Corp. Lending I

                               Corporate Secretary
                                 Karen L. Deitz

                                 Vice Presidents
Javier R. Carrera                Lawrence I. Kohn             Ralph Salvaggio
 John U. Doekker                  Simeon Kovacic             Brian T. Schillino
Joseph I. Edelman               Mitchell S. Krener           Dennis J. Sheridan
Michael S. Hassani             Mary Jane G. Lerias          Thomas J. Stackhouse
 Leonard Katcher                Patricia A. Miller            Joseph J. Wynne
                                 Elliot Reiner

                            Assistant Vice Presidents
Orlando S. Acevedo                David S. Kaplan            Kenneth Renga, AAP
Philip S. Cameron                  James T. Kung             Patricia A. Revell
  John J. Cronin                  William A. Matos            Elaine P. Sacks
 Fontaine Firenze                 Ronald Mattioli           Raymond F. Tornabene
Babulal P. Kapadia              M. Carolina Nolasco             Harry Woods
                                   Joseph Radice

               Assistant Vice Presidents & Assistant Comptrollers
        Joanna Robinson                                   Perrie H. McCloud

                  Assistance Vice President & Assistant Auditor
                            Allan W. Trowbridge, CISA

                              Assitant Comptroller
                               Richard A. Francia

                                Assistant Auditor
                               Rolando Tubungbanua

                               Assistant Cashiers
 Amelita L. Antonio          Temistocles Garces, Jr.           Frances Nardella
  Peter G. Balram                  Paul A Gotta                Avelino Ordiales
  James W. Bogart                 Paul L. Hammer             Pamela G. Patterson
 John V. Buoniconti              Hetty A. Johnson            Eugene P. Schreiner
   Kenrick Clarke                 Emilie Llerena              Gloria R. Trujillo
Georgette W. Coombs               Debra J. Lott              Esteban A. Espiritu
                             Immaculada C. Marquez

                       MERCHANTS NEW YORK COMMERCIAL CORP.

                                 Irwin Schwartz
                      President and Chief Executive Officer

                             Alexander Rodetis, Jr.
                            Executive Vice President

                               Joseph M. Triscoli
                                 Vice President